Exhibit 99.1

NEWS MEDIA CONTACT:

Sears Holdings Public Relations

(847) 286-8371

Simon Property Group

Tom Ward

(317) 685-7330

FOR IMMEDIATE RELEASE:

April 13, 2015

Sears Holdings and Simon Property Group, Inc. Form a 50/50 Joint Venture to Unlock Real Estate Value at 10 Sears Holdings Properties at Simon Malls

HOFFMAN ESTATES, Ill. and INDIANAPOLIS, Ind., APRIL 13, 2015 — Sears Holdings Corporation (NASDAQ: SHLD) (“Sears Holdings”) and Simon Property Group, Inc. (NYSE: SPG) (“Simon”) announced that they have created a joint venture (the “JV”) as part of Sears Holdings’ continued efforts to unlock the value of its extensive portfolio of real estate holdings.

Sears Holdings has contributed 10 properties located at Simon malls to the JV, including property leased to outside parties. Sears Holdings will lease back from the JV and will continue to operate existing Sears Holdings stores at the properties contributed to the JV. Simon has contributed cash to the JV, and the lease arrangements between Sears Holdings and the JV provide the JV with the ability to create additional value through re-developing the contributed properties and re-leasing space at each property to third-party tenants.

“We are pleased to reach this agreement with Simon Property Group, which is an important step in Sears Holdings’ continued transformation to a membership company, without the significant asset intensity of its traditional retail business,” said Edward S. Lampert, Chairman and CEO of Sears Holdings. “This transaction, taken together with our other initiatives to create shareholder value through our vast real estate portfolio, enhances Sears Holdings’ financial flexibility to invest in longer-term strategies such as our membership and integrated retail platforms. Sears Holdings will continue to operate these 10 stores and there will be minimal impact on their day-to-day operations or the overall shopping experience for our members.”

David Simon, Chairman and CEO of Simon Property Group, stated “The creation of this joint venture represents an exciting new chapter in our long and successful relationship with Sears Holdings. This is a natural, forward-thinking partnership that will also offer us the ability to potentially redevelop certain locations that will create value for our customers and investors.”

Transaction Structure

The transaction values the properties contributed to the JV at $228 million in total. In exchange for $114 million and a 50% interest in the JV, Sears Holdings has contributed 10 of its properties located at Simon malls to the JV. Simon contributed cash in the amount of $114 million in exchange for its 50% interest in the JV, which was then distributed to Sears Holdings in accordance with the terms of the agreement between the parties. In addition to the JV transaction, Simon has separately agreed to acquire a Sears Holdings property at the La Plaza Mall in McAllen, Texas.

Proposed Relationship with Seritage Growth Properties

On April 1, 2015, Seritage Growth Properties (“Seritage”), a real estate investment trust formed by Sears Holdings, filed a registration statement on Form S-11 with the Securities and Exchange Commission, providing for a planned distribution of subscription rights to purchase Seritage shares to Sears Holdings stockholders. Shortly following the consummation of the rights offering, Sears Holdings expects Seritage to purchase its 50% JV interest for a price equal to that paid by Simon for its JV interest. Simon has also agreed to invest about $33 million in Seritage common shares through a private placement, at a purchase price equal to the subscription price of the rights offering (subject to the completion of the rights offering and other conditions).

Other Terms

The JV will lease back existing stores to Sears Holdings under a triple-net master lease agreement (the “Master Lease”), which has a ten year initial term and two five-year renewal options. Sears Holdings expects to pay initial base rent of $13.4 million under the Master Lease.

Pursuant to the terms of the Master Lease, the JV is provided the ability to re-capture a specified portion of the space leased to Sears Holdings. Following such recapture, the JV will be able to re-lease this space to other parties at potentially higher rents. The recapture provisions and termination rights within the Master Lease will enable Sears Holdings to continue its transformation strategy into a more asset-light retailer with less dependence on physical store locations, and will allow the JV to create additional value through re-development.

Sears Holdings and Simon will have equal representation on the executive committee that will govern the JV.

Forward-Looking Statements

Sears Holdings Corporation

This press release contains forward-looking statements, which are based on the current beliefs and expectations of our management and are subject to significant risks, assumptions and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. For a discussion of such risks, assumptions and uncertainties, see “Risk Factors” and the forward-looking statement disclosure contained in our most recent Annual Report on Form 10-K and other filings filed with the Securities and Exchange Commission. While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially. We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Simon Property Group

Certain statements made in this press release may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although Simon believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, Simon can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: Simon’s ability to meet debt service requirements, the availability and terms of financing, changes in Simon’s credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate and currency risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic conditions, changes in market rental rates, security breaches that could compromise our information technology or infrastructure or personally identifiable data of customers of our retail properties, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, and the intensely competitive market environment in the retail industry, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions, the loss of key management personnel and maintenance of our status as a real estate investment trust. Simon discusses these and other risks and uncertainties under the heading “Risk Factors” in its annual and quarterly reports filed with the SEC. Simon undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise unless required by law.

About Sears Holdings Corporation

Sears Holdings Corporation (NASDAQ: SHLD) is a leading integrated retailer focused on seamlessly connecting the digital and physical shopping experiences to serve our members - wherever, whenever and however they want to shop. Sears Holdings is home to Shop Your Way®, a social shopping platform offering members rewards for shopping at Sears and Kmart as well as with other retail partners across categories important to them. The Company operates through its subsidiaries, including Sears, Roebuck and Co. and Kmart Corporation, with full-line and specialty retail stores across the United States. For more information, visit www.searsholdings.com.

About Simon Property Group

Simon is a global leader in retail real estate ownership, management and development and a S&P100 company (Simon Property Group, NYSE:SPG). Simon’s industry-leading retail properties and investments across North America, Europe and Asia provide shopping experiences for millions of consumers every day and generate billions in annual retail sales. For more information, visit simon.com.